SENIOR HIGH
INCOME
PORTFOLIO, INC.




FUND LOGO




Semi-Annual Report

August 31, 1999




This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.





Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER

For the six-month period ended August 31, 1999, Senior High Income Portfolio, Inc.'s total investment return was +0.89%, based on a change in per share net asset value from $8.40 to $8.03, and assuming reinvestment of $0.430 per share income dividends. During the same six-month period, the net annualized yield of the Portfolio's Common Stock was 10.82%. Since inception (April 30,
1993) through August 31, 1999, the total investment return on the Portfolio's Common Stock was +57.42%, based on a change in per share net asset value from $9.50 to $8.03, and assuming reinvestment of $5.612 per share income dividends. At the end of the August period, the Portfolio was 29.9% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)

Investment Approach
The Portfolio's performance reflects the ongoing difficulties experienced since 1998 in the markets in which the Portfolio invests. We would like to remind shareholders that Senior High Income Portfolio, Inc. is a non-diversified, closed-end fund that seeks to provide current income by investing primarily in senior debt obligations, including leveraged bank loans and high-yield bonds that are rated in the lower rating categories of the established rating services, or unrated debt obligations of comparable quality. The debt obligations in which the Portfolio invests will, in many instances, hold the most senior position in the capital structure of the borrower (i.e. not subordinated in right of payment to other debt obligations). These senior debt obligations include leverged bank loans which, in addition to being senior debt, are often secured obligations, thus generally offering investors greater principal protection than unsecured bonds. In addition, bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations, as is the case with fixed-income bonds. The senior debt obligations in which the Portfolio may invest also includes high-yield bonds, which are often unsecured debt securities with a fixed rate of interest.

Market Review
Late in the summer of 1998, the high-yield bond market was pressured by disruptions in the equity and emerging markets, which resulted in a marked decrease in liquidity and, in turn, a decrease in prices in all three markets virtually across the board. These events negatively impacted the leveraged bank loan market as well.

After a brief period in early 1999 when the high-yield bond and bank loan markets had begun to stabilize, a combination of rising interest rates and widening credit spreads (that is, the spread over a risk-free investment that an investor requires to invest in high-yield bonds or leveraged loans) pushed the price of existing high-yield bond issues and bank loans (which were issued at narrower spreads) down. In addition, certain sectors experienced extreme difficulties.

During the latter half of the six-month period ended August 31, 1999, the interest rate environment dominated the US capital markets. Investors were concerned that the ongoing strength in the economy would prompt the Federal Reserve Board into a round of increasing of the Federal Funds rate. At the end of June, there was relief when the Federal Reserve Board only raised interest rates by 25 basis points (0.25%). However, there were continued signs of strength in the economy, and the Federal Reserve Board raised short-term interest rates another 0.25% on August 24, 1999. During the six-month period ended August 31, 1999, the bellwether ten-year Treasury yield increased 0.68% to 5.97%, while credit spreads in both the high-yield bond and bank loan markets increased throughout the period to near historic highs.

During the same period, a number of cyclical industries including paper, steel, and energy began to show signs of improvement. However, certain sectors such as healthcare and mining continued to experience difficulties, resulting in credit deterioration and principal losses (realized and unrealized) for some of the Fund's holdings. The healthcare situation is particularly problematic in the long-term care sector (for example, nursing homes) as a result of Federal legislation that effectively cut Medicaid/Medicare reimbursement payments to these service providers by as much as 40%. The mining industry is suffering through cyclical troughs in a number of commodities.

This difficult market environment resulted in high-yield market outflows rather consistently since July, which, in turn, dampened investor interest in new issues. Despite a strong US economy, a rebound in the equity markets and default rates at near historic averages, the high-yield bond sector (as measured by the unmanaged Donaldson, Lufkin and Jenrette High Yield Index) generated a total return for the six-month period ended August 31, 1999 of +1.31%. Bank loans (as measured by the unmanaged Donaldson, Lufkin and Jenrette Leveraged Loan Index) faired better, given the floating rate nature of the asset class, and generated a total return of +3.86% for the same period. There is a growing correlation between the leveraged loan market and the high-yield bond market.


Senior High Income Portfolio, Inc.
August 31, 1999


Correlation Between Markets
This correlation can be explained by the fact that high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans.

In fact, an analysis by Donaldson, Lufkin and Jenrette suggests that the correlation is approximately 25% and that over time the loan market has produced 80% of the return of the high-yield bond market with only 30% of the volatility. That same study suggests that the leveraged loan market has virtually no correlation to any other major asset class (equities, investment-grade corporate bonds, government securities or emerging market bonds), thus providing investors with an attractive investment diversification alternative.

The "Risk/Reward of Various Assets" graph that appears on page 3 of this report to shareholders plots the annualized return and volatility experienced by several asset classes averaged over the last seven years, eight months. Asset classes resting on the line experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the capital markets line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans and high-yield bonds are the only asset classes to fall above the line, which illustrates that, compared to other asset classes, the bank loan and high-yield bond markets provide superior risk/reward characteristics.

Investment Strategy
Throughout the six months ended August 31, 1999, the Portfolio's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/ reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. It is these characteristics that we believe provide optimal downside protection to the Fund's net asset value.

During the six months ended August 31, 1999, we focused on the new-issue market. These new issues were clearing the market at spreads higher than those required by investors earlier in the year. The new-issue transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors became more demanding. We continuously monitor our positions and manage the Portfolio's composition to reflect our views on industries and specific issuers.

At August 31, 1999, 55% of the Portfolio's assets were allocated to bonds and 45% to bank loans. This position reflected our belief that bonds were very compelling given the wide credit spreads. More than 97% of the Portfolio's bank loan holdings were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, such as the Federal Funds rate. Since the average interest rate reset across the bank loan portion of the Portfolio is about 45 days, the yield on that portion of the Portfolio will move within a two-month period of any change in the Federal Funds rate. The Portfolio's stated average maturity was approximately 6.8 years at August 31, 1999, but based on our experience, the Portfolio's holdings can be expected to have an actual average life of approximately 3 years--4 years in response to the freely prepayable nature of the bank loans.

The Portfolio was approximately 29% leveraged as of August 31, 1999. While we have the ability to adjust leverage to react to market conditions, we believe the current level is appropriate given our strategy, and we expect leverage to remain at present levels.

The Portfolio's investments were spread across 230 issuers in 52 industries. See the "Portfolio Information" section on page 21 of this report to shareholders, which provides listings of the Portfolio's ten largest holdings and five largest industries at August 31, 1999.

While we expect that the Federal Reserve Board may increase short-term interest rates by another 0.25% before year-end, and we acknowledge that this may put pressure on high-yield bond prices over the next few months, we are optimistic about the Portfolio as we enter the year 2000. This is based on our expectations for a continuation of the strong economy in the United States with a relatively stable interest rate environment, a gradual improvement in the Asian economies and a gradual decline in credit spreads to a more normal range.


Senior High Income Portfolio, Inc.
August 31, 1999


In Conclusion
As difficult as the months of July and August 1999 were for the high-yield bond and leveraged loan markets and the Portfolio, their performances illustrate the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This is what differentiates the Portfolio from a pure high-yield bond fund. This attribute continues to draw many new institutional buyers to the bank loan market. We believe that both the technical and fundamental aspects are improving in both the high-yield bond and bank loan sectors. We also believe we have positively positioned the Portfolio to follow further expected improvements in the marketplace in an effort to seek to enhance total return potential over the coming months.

We thank you for your investment in Senior High Income Portfolio, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager



(Gilles Marchand)
Gilles Marchand
Vice President and Co-Portfolio Manager



(Paul Travers)
Paul Travers
Vice President and Co-Portfolio Manager

October 14, 1999


ML Senior High Income Portfolio, Inc. Risk/Return of Various Assets

A line graph depicting the annualized return and volatility for various assets from 1992 to July 1999


                                  Volatility       Return

Broad Equity Market                 14.68%         19.94%
Emerging Market Bonds               20.61%         14.08%
High Yield Bonds                     5.78%         10.56%
Leveraged Loans                      1.92%          8.44%
U.S. Long-Term Treasury Bonds        9.17%          8.81%
Investment Grade Bonds               5.13%          7.73%
U.S. Intermediate Treasury Bonds     4.81%          6.25%
Mortgage Secs                        3.27%          6.85%
Money Market Secs                     .30%          4.46%
U.S. Inflation                        .56%          2.57%


Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, c1999 Ibbotson Associates, Inc. All rights reserved. Used with permission.
The assets used in the above analysis are represented by the following indexes: US 30-day Treasury Bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's U.S. IT (Intermediate Treasuries); Ibbotson's U.S.
LTIndex (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment Grade Bonds); Donaldson, Lufkin & Jenrette HY Index
(High Yield Bonds); Donaldson, Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds);
and Standard &Poor's 500 Index (Broad Equity Market).


Senior High Income Portfolio, Inc.
August 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING

Senior High Income Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.


PROXY RESULTS
During the six-month period ended August 31, 1999, Senior High
Income Portfolio, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on May 26, 1999. The description of each proposal and number of shares voted are as follows:

                                                                       Shares                      Shares Voted
                                                                     Voted For                    Without Authority
1.  To elect the Portfolio's Board      Terry K. Glenn               41,859,599                     1,038,373
    of Directors:                       Ronald W. Forbes             41,810,586                     1,087,386
                                        Cynthia A. Montgomery        41,800,090                     1,097,882
                                        Charles C. Reilly            41,841,667                     1,058,305
                                        Kevin A. Ryan                41,809,764                     1,088,208
                                        Richard R. West              41,807,050                     1,090,922
                                        Arthur Zeikel                41,865,513                     1,032,459

                                                                       Shares       Shares Voted   Shares Voted
                                                                     Voted For        Against        Abstain
2.  To select Deloitte & Touche LLP as the Portfolio's
    independent auditors.                                            41,616,280       324,824        956,867


Senior High Income Portfolio, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS
                   S&P    Moody's    Face                                                                      Value
Industries        Rating  Rating    Amount          Corporate Debt Obligations                 Cost          (Note 1B)
Advertising--1.2%   B      B1   $ 1,000,000     Outdoor Systems Inc., 8.875%
                                                due 6/15/2007                            $    993,072       $  1,027,500
                    NR*    NR*    4,125,000     Petry Media, Term, due 3/31/2002+++         4,112,456          4,021,875
                                                                                         ------------       ------------
                                                                                            5,105,528          5,049,375

Agricultural        B      B2     2,000,000     Sun World International, Inc., 11.25%
Products--0.5%                                  due 4/15/2004                               2,000,000          2,060,000

Air Trans-          NR*    Ba3    4,100,000     Atlas Freighter Leasing II, Term,
portation--1.0%                                 due 5/29/2004+++                            4,092,448          4,093,165

Aircraft &          BB     Ba2    2,000,000     Airplanes Pass Through Trust,
Parts--1.0%                                     10.875% due 3/15/2019 (d)                   2,000,000          1,906,360
                    B+     B3     2,500,000     Derlan Manufacturing, 10% due 1/15/2007     2,479,084          2,425,000
                                                                                         ------------       ------------
                                                                                            4,479,084          4,331,360

Amusement &                                     AMC Entertainment Inc.:
Recreational        B-     B3       500,000        9.50% due 3/15/2009 (b)                    497,675            430,000
Services--3.8%      B-     B3     1,475,000        9.50% due 2/01/2011                      1,475,000          1,253,750
                    B      B1     1,725,000     AMF Group, Inc., Term, due 3/31/2002+++     1,722,261          1,619,344
                    B      B2       800,000     Carmike Cinemas Inc., 9.375% due
                                                2/01/2009                                     803,000            740,000
                    B-     B3     2,000,000     Hollywood Entertainment, 10.625% due
                                                8/15/2004 (b)                               2,000,000          1,930,000
                    B+     B1       800,000     Intrawest Corp., 9.75% due 8/15/2008          824,000            776,000
                                                Metro Goldwyn Mayer Co. (MGM)+++:
                    NR*    NR*      615,000        Revolving Credit, due 9/30/2003            615,000            591,746
                    NR*    NR*    4,000,000        Term A, due 12/31/2005                   3,926,736          3,865,000
                    B      B2     2,500,000     Riddell Sports, Inc., 10.50%
                                                due 7/15/2007                               2,358,917          2,112,500
                    NR*    NR*    3,000,000     SFX Entertainment, Term B, due
                                                6/30/2006+++                                2,981,277          2,979,375
                                                                                         ------------       ------------
                                                                                           17,203,866         16,297,715

Apparel--2.0%                                   Arena Brands, Inc.+++:
                    NR*    NR*      651,180        Revolving Credit, due 6/01/2002            651,887            632,459
                    NR*    NR*      926,212        Term A, due 6/01/2002                      927,370            912,898
                    NR*    NR*    1,998,216        Term B, due 6/01/2002                    2,000,714          1,970,741
                    B-     B3     1,500,000     GFSI Inc., 9.625% due 3/01/2007             1,500,000          1,198,125
                    NR*    NR*    3,970,000     Norcross Safety, Term,
                                                due 12/31/2005+++                           3,937,528          3,890,600
                                                                                         ------------       ------------
                                                                                            9,017,499          8,604,823

Automotive          CCC+   B3     4,000,000     Cambridge Industries Inc., 10.25%
Equipment--                                     due 7/15/2007                               3,405,386          2,880,000
4.3%                B      B2     1,000,000     Delco Remy International Inc.,
                                                10.625% due 8/01/2006                       1,000,000            992,500
                    B      B2       800,000     Hayes Lemmerz International Inc.,
                                                8.25% due 12/15/2008                          800,000            744,000
                    B-     B3     3,635,000     Key Plastics, Inc., 10.25% due 3/15/2007    3,613,018          3,435,075
                    B-     B3     1,500,000     Newcor Inc., 9.875% due 3/01/2008           1,500,000          1,342,500
                                                Safelite Glass Corp.+++:
                    BB-    B1     2,061,429        Term B, due 12/23/2003                   2,022,612          2,051,121
                    BB-    B1     2,061,429        Term C, due 12/23/2004                   2,021,572          2,051,121
                    B-     B3     1,600,000     Special Devices Inc., 11.375% due
                                                12/15/2008                                  1,600,000          1,320,000
                                                Venture Holdings Trust:
                    B      B2     3,325,000        9.50% due 7/01/2005                      3,330,000          3,092,250
                    B      B2       700,000        11% due 6/01/2007 (b)                      700,000            693,000
                                                                                         ------------       ------------
                                                                                           19,992,588         18,601,567

Broadcast--         B      B2     2,875,000     Ackerley Group Inc., 9% due 1/15/2009       2,960,500          2,817,500
Radio & TV--        B-     B3     1,000,000   ++Acme Television/Finance, 10.875% due
3.2%                                            9/30/2004                                     891,786            825,000
                    B-     B3     3,000,000     Albritton Communications, 9.75% due
                                                11/30/2007                                  2,931,199          2,985,000
                    NR*    Caa1   5,000,000   ++Radio Unica Corp., 14.636% due
                                                8/01/2006                                   3,073,501          3,025,000


Senior High Income Portfolio, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                                                                      Value
Industries        Rating  Rating    Amount          Corporate Debt Obligations                 Cost          (Note 1B)
Broadcast--                                     Young Broadcasting Corporation:
Radio & TV          B      B2   $ 2,000,000        10.125% due 2/15/2005                 $  2,000,000       $  2,060,000
(concluded)         B      B2     2,000,000        9% due 1/15/2006                         1,952,938          1,970,000
                                                                                         ------------       ------------
                                                                                           13,809,924         13,682,500

Building &          B-     B2     1,525,000     Webb (Del E.) Corp., 10.25% due
Construction--                                  2/15/2010                                   1,501,112          1,433,500
0.3%

Building                                        Dal Tile International, Inc.+++:
Materials--2.7%     NR*    NR*    1,283,422        Revolving Credit, due 12/31/2002         1,259,289          1,238,503
                    NR*    NR*    1,978,610        Term, due 12/31/2002                     1,950,249          1,922,550
                    B+     B1     5,468,391     Falcon, Term, due 6/30/2005+++              5,468,391          5,431,933
                                                Paint Sundry+++:
                    NR*    NR*      886,076        Term, due 8/11/2008                        882,968            859,494
                    NR*    NR*      604,494        Term B, due 8/11/2005                      602,491            602,227
                    NR*    NR*      503,228        Term C, due 8/11/2006                      501,523            501,341
                    B      B2     1,000,000     Republic Group Inc., 9.50% due
                                                7/15/2008                                   1,000,000            960,000
                                                                                         ------------       ------------
                                                                                           11,664,911         11,516,048

Cable Television    B      B3     2,000,000   ++@Entertainment Inc., 17.50% due
Services--6.0%                                  2/01/2009                                     920,544          1,192,500
                    B+     Ba3    2,000,000     Avalon Cable, Term B, due 10/31/2006+++     1,986,088          2,010,000
                                                CSC Holdings Inc.:
                    BB+    Ba2      800,000        7.25% due 7/15/2008                        800,000            741,432
                    BB+    Ba2    1,000,000        7.625% due 7/15/2018                       999,035            889,140
                                                Charter Communications Holdings
                                                LLC (b):
                    B+     B2     2,500,000        8.625% due 4/01/2009                     2,492,599          2,343,750
                    B+     B2     2,250,000      ++9.922% due 4/01/2011                     1,443,759          1,350,000
                    B-     B3       800,000     Classic Cable Inc., 9.375% due
                                                8/01/2009 (b)                                 800,000            776,000
                    B      B3     1,000,000     Coaxial Communications/Phoenix,
                                                10% due 8/15/2006                           1,052,500          1,000,000
                    BB+    Ba2    3,000,000     Lenfest Communications, Inc.,
                                                8.375% due 11/01/2005                       2,993,724          3,096,060
                    BB+    Ba3    1,500,000     Multicanal SA, 10.50% due 4/15/2018         1,507,500          1,050,000
                    CCC+   B3       500,000     Park N View Inc., 13% due 5/15/2008           470,266            151,250
                    B-     B3     1,225,000   ++RCN Corp., 11% due 7/01/2008                  812,496            765,625
                    D      Caa3   1,575,000     Supercanal Holdings SA, 11.50% due
                                                5/15/2005 (b)(e)                            1,575,000            803,250
                                                Telewest Communications PLC:
                    B+     B1     5,000,000        9.625% due 10/01/2006                    5,000,000          5,050,000
                    B+     B1     2,875,000      ++8.97% due 4/15/2009 (b)                  1,935,639          1,757,344
                    B-     B2     3,000,000     United Pan-European Communications NV,
                                                10.875% due 8/01/2009 (b)                   3,000,000          3,026,250
                                                                                         ------------       ------------
                                                                                           27,789,150         26,002,601

Chemicals--7.6%     BB-    B3     3,000,000     Acetex Corp., 9.75% due 10/01/2003          2,992,065          2,670,000
                    NR*    NR*    5,000,000     Epsilon Products, Term B, due
                                                12/31/2005+++                               4,989,523          4,989,523
                    BBB-   Baa3   2,000,000     Equistar Chemicals LP, 8.75% due
                                                2/15/2009 (b)                               1,994,557          1,965,004
                                                Huntsman Corp.:
                    B+     B2     6,000,000        8.873% due 7/01/2007 (b)                 6,000,000          5,460,000
                    NR*    NR*    3,477,209        Term, due 12/31/2002+++                  3,473,751          3,468,516
                                                Lyondell Petrochemical Co.+++:
                    NR*    Ba3    8,138,679        Term B, due 6/30/2005                    8,151,972          8,107,434
                    NR*    Ba3    1,995,000        Term E, due 5/17/2006                    1,992,578          2,002,896
                    NR*    NR*    4,049,864     Vinings Industries, Term B,
                                                due 3/31/2005+++                            4,046,413          4,025,820
                                                                                         ------------       ------------
                                                                                           33,640,859         32,689,193


Senior High Income Portfolio, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                                                                      Value
Industries        Rating  Rating    Amount          Corporate Debt Obligations                 Cost          (Note 1B)
Computer-           NR*    NR*  $ 5,000,000     Bridge Information, Term B,
Related                                         due 5/29/2005+++                         $  4,989,241       $  5,003,125
Products--1.6%      B-     B3     2,000,000     Federal Data Corp., 10.125%
                                                due 8/01/2005                               2,000,000          1,800,000
                                                                                         ------------       ------------
                                                                                            6,989,241          6,803,125

Consumer            B+     B2     1,000,000     Evenflo Company Inc., 11.75% due
Products--1.8%                                  8/15/2006                                   1,000,000            991,250
                    B      B3     1,050,000     Home Products International Inc.,
                                                9.625% due 5/15/2008                        1,050,000            924,000
                    B      Ba3    4,455,000     Samsonite Corporation, Term, due
                                                6/24/2005+++                                4,450,098          4,313,924
                    B+     B2     1,490,000     Scotts Company, 8.625% due 1/15/2009 (b)    1,490,000          1,445,300
                                                                                         ------------       ------------
                                                                                            7,990,098          7,674,474

Drilling--2.3%      BB-    B1     4,000,000     Cliffs Drilling, 10.25% due 5/15/2003       4,325,000          3,910,000
                    BBB-   NR*    2,000,000     Falcon Drilling Co. Inc., 9.75%
                                                due 1/15/2001                               2,115,000          1,937,500
                    B+     B1     2,475,000     Parker Drilling Co., 9.75% due
                                                11/15/2006                                  2,137,939          2,369,813
                    NR*    NR*    1,727,718     Rigco North America, Term,
                                                due 9/30/1999+++                            1,727,718          1,684,525
                                                                                         ------------       ------------
                                                                                           10,305,657          9,901,838

Educational         B-     B3     1,050,000     La Petite Academy/LPA Holdings,
Services--0.2%                                  10% due 5/15/2008                           1,050,000            937,125

Electronics/        B      B2     3,232,000     Advanced Glassfiber Yarn, 9.875%
Electrical                                      due 1/15/2009                               3,169,744          3,106,760
Components--        B      B2     1,613,000     BGF Industries Inc., 10.25% due
3.6%                                            1/15/2009                                   1,581,906          1,443,635
                                                Dynatech Corp.+++:
                    B+     NR*    1,648,556        Term B, due 3/31/2005                    1,648,556          1,650,617
                    B+     NR*    1,648,556        Term C, due 3/31/2006                    1,648,556          1,650,617
                    B+     NR*    1,648,556        Term D, due 3/31/2007                    1,648,556          1,650,617
                    B-     B3     2,000,000     Global Imaging Systems, 10.75%
                                                due 2/15/2007                               1,975,167          1,970,000
                    B+     B3     1,000,000     High Voltage Engineering, 10.50%
                                                due 8/15/2004                               1,000,000            930,000
                    B      B3     3,000,000     Intersil Corporation, 13.25% due
                                                8/15/2009 (b)(g)                            3,000,000          3,045,000
                                                                                         ------------       ------------
                                                                                           15,672,485         15,447,246

Energy--7.6%        B      B1     2,000,000     Belco Oil & Gas Corp., 8.875%
                                                due 9/15/2007                               2,000,000          1,920,000
                    B-     B3     2,500,000     Bellwether Exploration, 10.875%
                                                due 4/01/2007                               2,500,000          2,303,125
                    BB     Ba3    5,000,000     Clark Refining & Marketing, Term, due
                                                11/15/2004+++                               5,000,000          4,750,000
                    CCC    Caa1   1,000,000     Continental Resources, 10.25% due
                                                8/01/2008                                   1,000,000            755,000
                    B      B2     1,000,000     Cross Timbers Oil Company, 8.75% due
                                                11/01/2009                                  1,000,000            960,000
                    B      B2     1,500,000     Energy Corp. of America, 9.50% due
                                                5/15/2007                                   1,500,000          1,331,250
                    NR*    Ba2    5,000,000     Ferrell Companies, Inc., Term C,
                                                due 6/17/2006+++                            5,000,000          5,006,250
                    NR*    Ca     1,000,000     Forcenergy, Inc., 8.50% due 2/15/2007         987,689            820,000
                    B      B2     2,000,000     Forest Oil Corporation, 10.50% due
                                                1/15/2006                                   1,977,588          2,060,000
                    CCC+   B3     1,850,000     Gothic Production Corp., 11.125%
                                                due 5/01/2005                               1,850,000          1,572,500
                    BB-    Ba2    2,000,000     Gulf Canada Resources Ltd., 9.25%
                                                due 1/15/2004                               2,105,000          2,004,420
                    CC     Ca     2,000,000     Kelly Oil & Gas Corp., 10.375% due
                                                10/15/2006                                  1,995,955          1,160,000
                    B+     B1     2,000,000     Nuevo Energy Co., 9.50% due
                                                6/01/2008 (b)                               1,913,334          1,995,000
                    BB+    Ba1    1,000,000     Santa Fe, 8.75% due 6/15/2007               1,002,500            987,500
                    BB-    B1     2,000,000     Tesoro Petroleum Corp., 9% due
                                                7/01/2008                                   1,989,449          1,960,000
                    B-     B3     2,000,000     United Refining Co., 10.75% due
                                                6/15/2007                                   2,000,000          1,340,000
                    B+     B1     2,000,000     Vintage Petroleum, Inc., 8.625%
                                                due 2/01/2009                               1,985,475          1,930,000
                                                                                         ------------       ------------
                                                                                           35,806,990         32,855,045

Environmental--     B+     B3     3,200,000     IT Group Inc., 11.25% due 4/01/2009 (b)     3,200,000          3,072,000
0.7%


Senior High Income Portfolio, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                                                                      Value
Industries        Rating  Rating    Amount          Corporate Debt Obligations                 Cost          (Note 1B)
Financial           NR*    Ba3  $ 4,000,000     Highland Legacy Limited Co.,
Services--3.2%                                  12.139% due 6/01/2011 (b)                $  3,956,539       $  3,956,800
                    NR*    NR*      500,000     Investcorp SA, Term, due 10/21/2008+++        500,000            500,000
                    BB-    B2     4,849,944     Outsourcing, Term B, due 10/15/2003+++      4,740,402          4,734,758
                                                SKM-Libertyview CBO Limited (b):
                    NR*    NR*    1,500,000        8.71% due 4/10/2011                      1,500,000          1,363,845
                    NR*    NR*    1,000,000        11.91% due 4/10/2011                       984,960            931,562
                    B+     Ba3    2,475,000     Willis Corroon Corporation, 9% due
                                                2/01/2009 (b)                               2,475,000          2,301,750
                                                                                         ------------       ------------
                                                                                           14,156,901         13,788,715

Food & Kindred      B+     B1     3,000,000     Nebco Evans, 10.125% due 7/15/2007          3,000,000          2,295,000
Products--2.8%      BB-    Ba3    4,500,000     Pabst Brewing, Term B, due 4/30/2003+++     4,500,135          4,500,000
                    B      B2     3,000,000     SC International Services, Inc.,
                                                9.25% due 9/01/2007                         3,053,858          2,981,250
                                                Snapple+++:
                    NR*    NR*      724,927        Term B, due 2/25/2006                      720,634            727,193
                    NR*    NR*    1,768,823        Term C, due 2/25/2007                    1,758,247          1,774,718
                                                                                         ------------       ------------
                                                                                           13,032,874         12,278,161

Forest              B      B2     4,500,000     Ainsworth Lumber Company, 12.50% due
Products--4.5%                                  7/15/2007 (c)                               4,489,020          4,950,000
                    B+     B3       550,000     Millar Western Forest, 9.875% due
                                                5/15/2008                                     550,000            523,875
                    NR*    NR*    5,000,000     Strategic Timber Inc., Bridge Loan, due
                                                10/27/1999+++                               4,995,068          4,995,068
                    BB+    Ba3    6,000,000     Tembec Finance Corporation, 9.875% due
                                                9/30/2005                                   6,110,000          6,120,000
                    B      B3     4,000,000     Uniforet Inc., 11.125% due 10/15/2006       4,000,000          2,760,000
                                                                                         ------------       ------------
                                                                                           20,144,088         19,348,943

Furniture &         B-     B3     3,150,000     Formica Corp., 10.875% due
Fixtures--0.9%                                  3/01/2009 (b)                               3,150,000          2,964,938
                                                Sealy Mattress+++:
                    B+     Ba3      369,629        Term B, due 12/15/2004                     374,711            369,860
                    B+     Ba3      263,245        Term C, due 12/15/2005                     266,865            263,410
                    B+     Ba3      340,291        Term D, due 12/15/2006                     344,970            340,450
                                                                                         ------------       ------------
                                                                                            4,136,546          3,938,658

Gaming--4.5%        B-     B3     1,375,000     Argosy Gaming Co., 10.75% due
                                                6/01/2009 (b)                               1,375,000          1,405,938
                    B      B2     1,500,000     Harvey Casino Resorts, 10.625%
                                                due 6/01/2006                               1,500,000          1,545,000
                    B      B2     1,275,000     Hollywood Park Inc., 9.25% due
                                                2/15/2007                                   1,275,000          1,230,375
                    B      B3     2,360,000     Isle of Capri Casinos, 8.75% due
                                                4/15/2009 (b)                               2,378,806          2,171,200
                    NR*    NR*      707,200     Jazz Casino Co. LLC, 8% due
                                                5/15/2010 (c)                                 687,397            236,912
                    B      B2     5,000,000     Majestic Star Casino LLC, 10.875% due
                                                7/01/2006 (b)                               4,963,024          4,950,000
                    BB+    Ba2    2,550,000     Park Place Entertainment, 7.875%
                                                due 12/15/2005                              2,550,000          2,422,500
                    B      B2     3,850,000     Peninsula Gaming LLC, 12.25% due
                                                7/01/2006 (b)(h)                            3,968,272          3,955,875
                    B      B2     1,700,000     Trump Atlantic City Associates/Funding
                                                Inc., 11.25% due 5/01/2006                  1,468,483          1,445,000
                                                                                         ------------       ------------
                                                                                           20,165,982         19,362,800

Grocery             B      B2     5,000,000     Grand Union Co., Term, due 8/17/2003+++     4,978,153          4,987,500
Stores--1.2%

Healthcare          B-     B3     1,500,000     Alliance Imaging Inc., 9.54% due
Providers--4.0%                                 12/15/2005                                  1,500,000          1,350,000
                                                Community Health Care Inc.+++:
                    NR*    NR*    1,760,274        Term B, due 12/31/2003                   1,754,500          1,755,873
                    NR*    NR*    1,760,274        Term C, due 12/31/2004                   1,753,984          1,755,873
                    NR*    NR*    1,315,068        Term D, due 12/31/2005                   1,310,075          1,312,329



Senior High Income Portfolio, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                                                                      Value
Industries        Rating  Rating    Amount          Corporate Debt Obligations                 Cost          (Note 1B)
Healthcare                                      Integrated Health Services, Inc.:
Providers           CCC    B2   $ 3,000,000        9.50% due 9/15/2007                   $  3,000,000       $  1,050,000
(concluded)         NR*    NR*    4,925,000        Term B, due 9/15/2003+++                 4,915,395          4,145,210
                                                Mariner Post+++:
                    B+     Caa2   2,383,049        Term B, due 3/31/2005                    2,381,111          1,176,630
                    B+     Caa2   2,383,049        Term C, due 3/31/2006                    2,381,035          1,176,630
                    NR*    B1     1,300,444     Paracelsus Healthcare Corp.,
                                                Term A, due 3/31/2003+++                    1,295,350          1,235,422
                    BB-    Ba3    2,500,000     Tenet Healthcare Corp., 8.625%
                                                due 1/15/2007                               2,497,840          2,375,000
                                                                                         ------------       ------------
                                                                                           22,789,290         17,332,967

Hotels &            B-     B2     6,000,000     Extended Stay America, 9.15% due
Motels--7.2%                                    3/15/2008                                   6,000,000          5,700,000
                                                HMH Properties, Inc.:
                    BB     Ba2    1,075,000        7.875% due 8/01/2008                     1,068,548            959,438
                    BB     Ba2    1,600,000        8.45% due 12/01/2008                     1,594,880          1,476,000
                    BB     Ba2    3,000,000     Prime Hospitality Corporation,
                                                9.25% due 1/15/2006                         2,992,788          2,970,000
                    NR*    Ba1   15,000,000     Starwood Hotels & Resorts, Bridge
                                                Loan, due 2/23/2003+++                     14,991,555         15,003,120
                                                Wyndam International, Term+++:
                    B+     B3     2,000,000        due 3/30/2004                            1,990,267          1,988,126
                    B+     B3     3,000,000        due 6/30/2006                            2,992,629          2,984,532
                                                                                         ------------       ------------
                                                                                           31,630,667         31,081,216

Industrial--        B-     B3     1,750,000     American Plumbing & Mechanic Inc.,
Consumer                                        11.625% due 10/15/2008 (b)                  1,714,456          1,662,500
Services--0.7%      B      B2     1,450,000     Building One Services, 10.50%
                                                due 5/01/2009                               1,417,942          1,348,500
                                                                                         ------------       ------------
                                                                                            3,132,398          3,011,000

Leasing & Rental                                Avis Rent A Car+++:
Services--3.9%      BB+    Ba3    2,500,000        Term B, due 6/30/2006                    2,500,000          2,481,250
                    BB+    Ba3    2,500,000        Term C, due 6/30/2007                    2,500,000          2,482,812
                    B      B1     5,000,000     MEDIQ Life Support Services, Inc.,
                                                Term, due 6/30/2006+++                      5,025,000          4,937,500
                                                National Equipment Services:
                    B      B3     1,000,000        10% due 11/30/2004                         990,014          1,000,000
                    B      B3       500,000        10% due 11/30/2004                         490,139            500,000
                    B      B3       500,000     Neff Corp., 10.25% due 6/01/2008              492,930            505,000
                                                Renters Choice Inc.+++:
                    NR*    Ba3    1,865,625        Term B, due 1/31/2006                    1,863,965          1,855,909
                    NR*    Ba3    2,280,208        Term C, due 1/31/2007                    2,278,238          2,268,333
                    B      B3     1,000,000     Universal Hospital Services,
                                                10.25% due 3/01/2008                          855,378            740,000
                                                                                         ------------       ------------
                                                                                           16,995,664         16,770,804

Manufacturing--     B-     B2     1,932,000     Fairfield Manufacturing Company
3.2%                                            Inc., 9.625% due 10/15/2008                 1,932,000          1,832,985
                    CCC-   Ca     1,500,000     Morris Materials Handling, 9.50%
                                                due 4/01/2008                                 839,679            600,000
                    B-     B3     1,250,000     Russell-Stanley Holdings Inc.,
                                                10.875% due 2/15/2009 (b)                   1,240,901          1,243,750
                    NR*    B1     4,924,623     Terex Corp., Term B, due 3/06/2005+++       4,902,172          4,904,102
                    B      B2     5,000,000     WEC Company Inc., 12% due 7/15/2009 (b)     5,000,000          4,950,000
                                                                                         ------------       ------------
                                                                                           13,914,752         13,530,837

Measuring,          NR*    NR*    3,687,502     Chronograph Ltd., Term B, due
Analyzing &                                     9/30/2001+++                                3,660,820          3,660,820
Controlling
Instruments--0.8%


Senior High Income Portfolio, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                                                                      Value
Industries        Rating  Rating    Amount          Corporate Debt Obligations                 Cost          (Note 1B)
Medical                                         Alaris Medical Systems, Inc.+++:
Equipment--         B+     B1   $ 1,277,989        Term B, due 11/01/2003                $  1,277,989       $  1,279,586
0.9%                B+     B1     1,277,989        Term C, due 11/01/2004                   1,277,989          1,279,586
                    B+     B1     1,202,873        Term D, due 5/01/2005                    1,202,873          1,204,377
                    CC     Caa1     550,000     GrahamField Health Products, Inc.,
                                                9.75% due 8/15/2007 (b)                       578,750            341,000
                                                                                         ------------       ------------
                                                                                            4,337,601          4,104,549

Metals &            CC     Ca     3,000,000     Anker Coal Group, Inc., 9.75% due
Mining--8.1%                                    10/01/2007                                  3,015,000          1,342,500
                    B      B1       850,000     Bayou Steel Corp., 9.50% due 5/15/2008        842,569            799,000
                    BB-    B2     2,000,000     CSN Iron SA, 9.125% due 6/01/2007 (b)       1,992,351          1,460,000
                    B-     B3     2,000,000     Continental Global Group, 11% due
                                                4/01/2007                                   2,000,000          1,345,000
                                                GS Technologies Operating Co.:
                    B      B2     1,000,000        12% due 9/01/2004                          994,865            822,500
                    B      B2     1,000,000        12.25% due 10/01/2005                    1,000,000            770,000
                    D      C      1,000,000     Geneva Steel, 9.50% due 1/15/2004 (e)         945,522            220,000
                                                Ispat International N.V.+++:
                    BB     Ba3    1,831,500        Term B, due 7/15/2005                    1,829,497          1,818,337
                    BB     Ba3    1,831,500        Term C, due 7/15/2006                    1,829,451          1,818,337
                    B+     B1     3,500,000     Ivaco, Inc., 11.50% due 9/15/2005           3,444,641          3,692,500
                    CCC+   Caa2   1,600,000     Metal Management Inc., 10% due 5/15/2008    1,600,000          1,216,000
                    B+     B2       875,000     Pen Holdings Inc., 9.875% due 6/15/2008       868,667            831,250
                    B      B3     3,000,000     Renco Metals Inc., 11.50% due 7/01/2003     3,007,500          2,790,000
                    B+     B1     2,000,000     Russel Metals Inc., 10% due 6/01/2009       2,000,000          2,027,500
                                                UCAR International, Inc.+++:
                    NR*    Ba3    3,385,714        Term B, due 12/31/2003                   3,383,548          3,394,179
                    NR*    Ba3    4,986,476        Term C, due 12/31/2003                   4,975,253          4,997,387
                                                Wheeling-Pittsburg Steel Corp., Term+++:
                    NR*    NR*    2,500,000        due 11/15/2006                           2,489,212          2,418,750
                    NR*    NR*    3,500,000        due 11/15/2006                           3,526,250          3,386,250
                                                                                         ------------       ------------
                                                                                           39,744,326         35,149,490

Online              B-     B3     1,150,000     PSINet Inc., 11% due 8/01/2009 (b)          1,150,000          1,138,500
Services--0.3%      B-     B3       750,000     Verio Inc., 11.25% due 12/01/2008             750,000            761,250
                                                                                         ------------       ------------
                                                                                            1,900,000          1,899,750

Packaging--2.0%     B+     B2     4,000,000     Anchor Glass, 11.25% due 4/01/2005          4,000,000          3,980,000
                    B      B1       675,000     Consumers Packaging Inc., 9.75% due
                                                2/01/2007                                     675,000            627,750
                    B-     B3     1,000,000     Fonda Group Inc., 9.50% due 3/01/2007       1,000,000            870,000
                    B      B3     4,000,000     Spinnaker Industries Inc.,
                                                10.75% due 10/15/2006                       3,386,405          3,000,000
                                                                                         ------------       ------------
                                                                                            9,061,405          8,477,750

Paper--6.2%         B      B3     1,150,000     American Tissue Inc., 12.50% due
                                                7/15/2006 (b)                               1,111,786          1,095,375
                    CCC    Caa2   1,500,000     Four M Corp., 12% due 6/01/2006             1,500,000          1,335,000
                    B-     Caa1   3,000,000     Gaylord Container Corp., 9.75%
                                                due 6/15/2007                               3,000,000          2,812,500
                    NR*    Ba2    5,000,000     Pacifica, Term B, due 12/31/2006+++         4,994,017          5,012,500
                    NR*    NR*    5,000,000     Repap New Brunswick, Inc., Term B, due
                                                6/01/2004+++                                5,000,000          4,837,500
                                                Riverwood International, Inc.+++:
                    B+     B1     8,402,256        Term B, due 2/28/2004                    8,320,556          8,424,312
                    B+     B1     3,360,144        Term C, due 8/28/2004                    3,325,788          3,369,805
                                                                                         ------------       ------------
                                                                                           27,252,147         26,886,992


Senior High Income Portfolio, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                                                                      Value
Industries        Rating  Rating    Amount          Corporate Debt Obligations                 Cost          (Note 1B)
Printing &                                      Big Flower Press Holdings:
Publishing--1.7%    B+     B2   $ 1,000,000        8.875% due 7/01/2007                  $    993,025       $    961,250
                    B+     B2     1,375,000        8.625% due 12/01/2008                    1,375,000          1,294,219
                    B+     B1     1,325,000     Mail-Well I Corp., 8.75% due 12/15/2008     1,322,317          1,272,000
                    B      B3       800,000     Premier Graphics Inc., 11.50% due
                                                12/01/2005                                    800,000            728,000
                    B-     B3       900,000     Regional Independent Media, 10.50% due
                                                7/01/2008                                     900,000            897,750
                    B-     B3     1,500,000     T/SF Communications Corp., 10.375% due
                                                11/01/2007                                  1,479,992          1,447,500
                    BB-    Baa3     750,000     World Color Press Inc., 8.375%
                                                due 11/15/2008                                750,000            727,500
                                                                                         ------------       ------------
                                                                                            7,620,334          7,328,219

Property            BB-    Ba3    2,000,000     Forest City Enterprises Inc.,
Management--                                    8.50% due 3/15/2008                         2,000,000          1,945,000
0.6%                B+     Ba2      600,000     Prison Realty Trust Inc.,
                                                12% due 6/01/2006                             600,000            606,000
                                                                                         ------------       ------------
                                                                                            2,600,000          2,551,000

Restaurants--                                   Domino & Bluefence+++:
2.9%                B+     B1       909,495        Term B, due 12/21/2006                     900,955            911,769
                    B+     B1       909,495        Term C, due 12/21/2007                     900,864            911,769
                    NR*    Ba3    7,000,000     Host Marriott Travel Plaza,
                                                9.50% due 5/15/2005                         6,865,423          7,210,000
                    NR*    B1     3,448,254     Shoney's Inc., Term B, due 4/30/2002+++     3,434,118          3,318,945
                                                                                         ------------       ------------
                                                                                           12,101,360         12,352,483

Retail              NR*    NR*    4,000,000     Asbury Automotive, due 3/31/2005+++         3,970,127          3,950,000
Specialty--1.7%     B      B3     1,575,000     TM Group Holdings, 11% due 5/15/2008        1,575,000          1,547,437
                    B-     Caa1   2,000,000     United Auto Group, Inc., 11%
                                                due 7/15/2007                               1,974,431          1,800,000
                                                                                         ------------       ------------
                                                                                            7,519,558          7,297,437

Satellite                                       Echostar DBS Corporation:
Telecommuni-        B      B2       700,000        9.25% due 2/01/2006                        700,000            686,000
cations             B      B2     3,275,000        9.375% due 2/01/2009                     3,275,000          3,225,875
Distribution        B-     B3       350,000     Pegasus Communications, 9.75%
Systems--2.0%                                   due 12/01/2006                                350,000            348,250
                    NR*    B1     4,428,000     Satelites Mexicanos SA, 9.08%
                                                due 6/30/2004 (b)                           4,419,005          4,184,460
                                                                                         ------------       ------------
                                                                                            8,744,005          8,444,585

Shipbuilding &      B+     B1     4,000,000     Newport News Shipbuilding, Inc.,
Repairing--1.0%                                 9.25% due 12/01/2006                        4,000,000          4,080,000

Shipping--1.9%      BB-    Ba3    4,500,000     Eletson Holdings, Inc., 9.25%
                                                due 11/15/2003                              4,424,032          4,263,750
                    B+     B2     1,525,000     Enterprises Shipholding, 8.875%
                                                due 5/01/2008                               1,521,791          1,037,000
                    BB     Ba2    3,000,000     Stena AB, 10.50% due 12/15/2005             3,000,000          2,985,000
                                                                                         ------------       ------------
                                                                                            8,945,823          8,285,750

Textile Mill        B      Caa3   3,000,000     Galey & Lord, Inc., 9.125% due
Products--0.9%                                  3/01/2008                                   3,030,000          1,560,000
                    B-     Caa1     900,000     Globe Manufacturing Corp.,
                                                10% due 8/01/2008                             900,000            603,000
                    BB     Ba3    2,050,000     Westpoint Stevens Inc., 7.875%
                                                due 6/15/2008 (f)                           2,025,128          1,927,000
                                                                                         ------------       ------------
                                                                                            5,955,128          4,090,000

Tower               NR*    NR*    4,000,000     American Tower Systems Co.,
Construction &                                  Term, due 12/16/2006+++                     3,991,007          3,991,668
Leasing--2.0%                                   Crown Castle International Corporation:
                    B      B3       500,000        9% due 5/15/2011                           500,000            465,000
                    B      B3     1,150,000      ++10.375% due 5/15/2011                      714,413            638,250
                    B      B3     3,000,000        9.50% due 8/01/2011 (b)                  3,000,000          2,872,500
                    NR*    NR*    2,050,000   ++Spectrasite Holdings Inc.,
                                                11.25% due 4/15/2009 (b)                    1,236,003          1,035,250
                                                                                         ------------       ------------
                                                                                            9,441,423          9,002,668


Senior High Income Portfolio, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                                                                      Value
Industries        Rating  Rating    Amount          Corporate Debt Obligations                 Cost          (Note 1B)
Transportation      D      Ca   $ 4,000,000     AmeriTruck Distribution Corp.,
Services--0.1%                                  12.25% due 11/15/2005 (e)                $  3,964,991       $    200,000
                    BB-    NR*    2,000,000     Autopistas del Sol SA, 10.25%
                                                due 8/01/2009 (b)                           2,035,000          1,300,000
                    D      Caa3   1,600,000     Trism Inc., 10.75% due 12/15/2000 (e)       1,499,687            408,000
                                                                                         ------------       ------------
                                                                                            7,499,678          1,908,000

Utilities--1.0%     B+     Ba3    4,500,000     AES Corporation, 8.50% due 11/01/2007       4,468,975          4,151,250

Waste Manage-                                   Allied Waste+++:
ment--3.4%          BBB-   Ba3    2,272,727        Term B, due 6/30/2006                    2,259,849          2,256,984
                    BBB-   Ba3    2,727,273        Term C, due 6/30/2007                    2,711,790          2,708,806
                    B+     B2     3,000,000     Allied Waste North America, 10% due
                                                8/01/2009 (b)                               2,990,091          2,895,000
                    BB-    B3     5,000,000   ++Norcal Waste Systems, 13.50%
                                                due 11/15/2005                              5,144,014          5,375,000
                    B+     B3     1,350,000     Safety-Kleen Corporation, 9.25%
                                                due 5/15/2009 (b)                           1,350,000          1,333,125
                                                                                         ------------       ------------
                                                                                           14,455,744         14,568,915

Wired               B      B3     3,375,000     Caprock Communications, 11.50% due
Telecommuni-                                    5/01/2009 (b)                               3,326,529          3,375,000
cations--7.0%       NR*    NR*    3,350,000   ++E. Spire Communications, 10.521%
                                                due 7/01/2008                               2,267,363          1,344,187
                    BB     Ba2    1,500,000     Global Cross, Term B, due 7/02/2007+++      1,496,263          1,491,562
                    B      B3       500,000     Hermes Europe RailTel BV, 10.375%
                                                due 1/15/2009                                 500,000            501,250
                                                Level 3 Communications Inc.:
                    B      B3     2,850,000        9.125% due 5/01/2008                     2,839,054          2,650,500
                    B      B3     1,225,000      ++10.50% due 12/01/2008                      792,850            704,375
                    B+     B2     2,500,000     McLeodUSA Inc., 10.50% due 3/01/2007        1,935,146          1,900,000
                    B      B2       750,000     Metromedia Fiber Network, 10% due
                                                11/15/2008                                    750,000            742,500
                    B      B3     1,675,000   ++Metronet Communications, 9.95% due
                                                6/15/2008                                   1,159,302          1,273,000
                                                Nextlink Communications Inc.:
                    B      B3     2,500,000        9% due 3/15/2008                         2,495,449          2,356,250
                    B      B3     3,000,000   ++12.25% due 6/01/2009                        1,705,221          1,755,000
                                                Primus Telecommunications Group:
                    B-     B3       800,000        11.75% due 8/01/2004                       828,000            780,000
                    B-     B3     1,475,000        11.25% due 1/15/2009                     1,475,000          1,408,625
                                                RSL Communications PLC:
                    B-     B2     3,000,000        9.125% due 3/01/2008                     3,000,000          2,520,000
                    B-     B2     3,000,000   ++11.965% due 3/01/2008                       2,153,614          1,620,000
                    NR*    B3     3,333,333     Teligent Inc., Term, due 7/01/2002+++       3,315,467          3,187,500
                    NR*    NR*      500,000     Versatel Telecom BV, 11.875% due
                                                7/15/2009 (b)                                 496,383            479,130
                                                Worldwide Fiber Inc.:
                    B      B3     1,500,000        12.50% due 12/15/2005                    1,500,000          1,530,000
                    B      B3       500,000        12% due 8/01/2009 (b)                      500,000            501,250
                                                                                         ------------       ------------
                                                                                           32,535,641         30,120,129

Wireless                                        American Cellular+++:
Telecommuni-        NR*    B2     2,493,750        Term B, due 6/30/2007                    2,476,106          2,488,451
cations--9.4%       NR*    B2     2,493,750        Term C, due 9/30/2007                    2,476,053          2,488,451
                                                Cellular Finance Inc.+++:
                    NR*    B1       586,527        Term B, due 9/30/2006                      584,754            587,187
                    NR*    B1     1,161,440        Term C, due 3/31/2007                    1,157,882          1,162,747
                    NR*    B1     3,252,033        Term D, due 9/30/2007                    3,241,940          3,257,724
                    NR*    B3     2,800,000   ++ClearNet Communications, 10.125% due
                                                5/01/2009                                   1,765,623          1,638,000
                    NR*    NR*    5,000,000     Iridium Operating LLC, Term, due
                                                12/29/2000+++ (e)                           4,952,755          1,487,500
                    B-     Caa1   3,000,000   ++McCaw International Ltd., 13.355% due
                                                4/15/2007                                   2,112,784          1,770,000
                    B-     B3     1,650,000   ++Microcell Telecommunications, 12% due
                                                6/01/2009                                     948,705            981,750


Senior High Income Portfolio, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                   S&P    Moody's    Face                                                                      Value
Industries        Rating  Rating    Amount          Corporate Debt Obligations                 Cost          (Note 1B)
Wireless                                        Omnipoint Communications Corp.+++:
Telecommuni-        NR*    B2   $ 5,742,064        Term A, due 2/17/2006                 $  5,737,128       $  5,687,037
cations             NR*    B2     1,922,276        Term B, due 2/17/2006                    1,920,624          1,903,855
(concluded)         NR*    B2     3,088,252        Term C, due 2/17/2006                    3,075,042          3,058,657
                    NR*    B2     1,000,000   ++PTC International Finance BV,
                                                10.269% due 7/01/2007                         760,546            680,000
                    NR*    B2     5,000,000     Telecorp PCS, Inc., Term B,
                                                due 1/15/2008+++                            4,990,806          4,956,250
                    CCC+   Caa1   2,000,000   ++Telesystem International Wireless Inc.,
                                                16.147% due 6/30/2007                       1,390,948            980,000
                    NR*    NR*    7,500,000     VoiceStream PCS, Term B, due
                                                6/30/2007+++                                7,468,978          7,478,122
                                                                                         ------------       ------------
                                                                                           45,060,674         40,605,731
                                                Total Corporate Debt
                                                Obligations--141.4%                       653,293,397        611,449,819

                                    Shares
                                     Held               Equity Investments
Cable Television Services--0.0%         500     Park N View (Warrants)(a)                      31,000                500
                                    615,733     Supercanal Holdings SA (Warrants)(a)                0                  6
                                                                                         ------------       ------------
                                                                                               31,000                506

Financial Services--0.0%              1,500     Olympic Financial Limited (Warrants)(a)        25,650              1,500

Leasing & Rental Services--0.1%      13,398     CORT Business Services Corporation (e)          3,037            335,787

Metals & Mining--0.0%                 3,000     Gulf States Steel (Warrants)(a)(b)             33,000                750

Telephone Communications--0.0%        1,000     Unifi Communications Inc. (Warrants)(a)(b)     56,590                 10

Wired Telecommunications--0.0%        2,000     Metronet Communications (Warrants)(a)(b)       20,500            209,169

Wireless Telecommunications--0.0%     3,000     McCaw International Ltd. (Warrants)(a)(b)      46,799              6,750

                                                Total Equity Investments--0.1%                216,576            554,472

                                    Face
                                   Amount               Short-Term Investments
Commercial Paper**--0.2%        $   749,000     General Motors Acceptance Corp.,
                                                5.56% due 9/01/1999                           749,000            749,000

                                                Total Short-Term Investments--0.2%            749,000            749,000

Total Investments--141.7%                                                                $654,258,973        612,753,291
                                                                                         ============
Liabilities in Excess of Other Assets--(41.7%)                                                              (180,179,176)
                                                                                                            ------------
Net Assets--100.0%                                                                                          $432,574,115
                                                                                                            ============


  *Not Rated.
 **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 ++Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund. +++Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. Corporate loans represent 61.9% of the Fund's net assets.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common share/face amount of bonds and are non-income producing. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/share.
(d)Pass-through security is subject to principal paydowns.
(e)Non-income producing security.
(f)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,927,000, representing 0.4% of net assets.

                                Acquisition                      Value
   Issue                            Date           Cost        (Note 1b)

   Westpoint Stevens Inc.,
   7.875% due 6/15/2008         6/03/1998       $2,025,128     $1,927,000

   Total                                        $2,025,128     $1,927,000
                                                ==========     ==========


(g)Each $1,000 face amount contains one warrant Intersil
   Corporation.
(h)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.

See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of August 31, 1999
Assets:             Investments, at value (identified cost--$654,258,973) (Note 1b)                        $ 612,753,291
                    Cash                                                                                         163,218
                    Receivables:
                      Interest                                                            $  10,949,059
                      Securities sold                                                         4,796,667       15,745,726
                                                                                          -------------
                    Deferred facility fees                                                                        21,955
                    Prepaid expenses and other assets                                                             64,231
                                                                                                           -------------
                    Total assets                                                                             628,748,421
                                                                                                           -------------

Liabilities:        Payables:
                      Loans (Note 6)                                                        188,000,000
                      Securities purchased                                                    4,796,667
                      Interest on loans (Note 6)                                              2,101,452
                      Dividends to shareholders (Note 1f)                                       699,382
                      Investment adviser (Note 2)                                               255,324
                      Commitment fees                                                            12,956      195,865,781
                                                                                          -------------
                    Deferred income (Note 1e)                                                                      2,147
                    Accrued expenses and other liabilities                                                       306,378
                                                                                                           -------------
                    Total liabilities                                                                        196,174,306
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 432,574,115
                                                                                                           =============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (53,870,134 shares issued and outstanding)                                  $   5,387,013
                    Paid-in capital in excess of par                                                         501,426,423
                    Undistributed investment income--net                                                       3,851,279
                    Accumulated realized capital losses on investments--net (Note 7)                         (36,584,918)
                    Unrealized depreciation on investments--net                                              (41,505,682)
                                                                                                           -------------
                    Total Capital--Equivalent to $8.03 net asset value per share of
                    Common Stock (market price--$7.4375)                                                   $ 432,574,115
                                                                                                           =============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                         August 31, 1999
Investment Income   Interest and discount earned                                                           $  30,382,180
(Note 1e):          Facility and other fees                                                                      208,175
                                                                                                           -------------
                    Total income                                                                              30,590,355
                                                                                                           -------------

Expenses:           Loan interest expense (Note 6)                                        $   5,027,127
                    Investment advisory fees (Note 2)                                         1,595,334
                    Borrowing costs (Note 6)                                                    201,522
                    Professional fees                                                            73,116
                    Accounting services (Note 2)                                                 68,840
                    Transfer agent fees (Note 2)                                                 48,248
                    Custodian fees                                                               35,755
                    Printing and shareholder reports                                             27,120
                    Listing fees                                                                 23,267
                    Directors' fees and expenses                                                 14,247
                    Pricing services                                                              7,602
                    Other                                                                         7,084
                                                                                          -------------
                    Total expenses                                                                             7,129,262
                                                                                                           -------------
                    Investment income--net                                                                    23,461,093
                                                                                                           -------------

Realized &          Realized loss on investments--net                                                         (7,438,522)
Unrealized Loss on  Change in unrealized depreciation on investments--net                                    (12,867,205)
Investments--Net                                                                                           -------------
(Notes 1c,          Net Increase in Net Assets Resulting from Operations                                   $   3,155,366
1e & 3):                                                                                                   =============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                           For the Six       For the
                                                                                           Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                        Aug. 31, 1999    Feb. 28, 1999
Operations:         Investment income--net                                                $  23,461,093    $  46,706,030
                    Realized loss on investments--net                                        (7,438,522)      (9,257,432)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                     (12,867,205)     (42,080,592)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations           3,155,366       (4,631,994)
                                                                                          -------------    -------------

Dividends to        Investment income--net                                                  (23,140,239)     (47,373,187)
Shareholders                                                                              -------------    -------------
(Note 1f):          Net decrease in net assets resulting from
                    dividends to shareholders                                               (23,140,239)     (47,373,187)
                                                                                          -------------    -------------

Capital Share       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                        --        8,087,161
(Note 4):                                                                                 -------------    -------------
                    Net increase in net assets resulting from capital
                    share transactions                                                               --        8,087,161
                                                                                          -------------    -------------

Net Assets:         Total decrease in net assets                                            (19,984,873)     (43,918,020)
                    Beginning of period                                                     452,558,988      496,477,008
                                                                                          -------------    -------------
                    End of period*                                                        $ 432,574,115    $ 452,558,988
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $   3,851,279    $   3,530,425
                                                                                          =============    =============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                For the Six Months Ended
                                                                                                         August 31, 1999
Cash Provided by    Net increase in net assets resulting from operations                                   $   3,155,366
Operating           Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Decrease in receivables                                                                   (472,367)
                      Decrease in other assets                                                                   (14,633)
                      Increase in other liabilities                                                              173,803
                      Realized and unrealized loss on investments--net                                        20,305,727
                      Amortization of discount--net                                                           (1,378,705)
                                                                                                           -------------
                    Net cash provided by operating activities                                                 21,769,191
                                                                                                           -------------

Cash Provided by    Proceeds from sales of long-term investments                                             163,077,968
Investing           Purchases of long-term investments                                                      (150,914,389)
Activities:         Purchases of short-term investments                                                      (62,471,203)
                    Proceeds from sales and maturities of short-term investments                              62,631,000
                                                                                                           -------------
                    Net cash provided by investing activities                                                 12,323,376
                                                                                                           -------------

Cash Used for       Cash receipts of borrowings                                                              127,000,000
Financing           Cash payments on borrowings                                                             (138,000,000)
Activities:         Dividends paid to shareholders                                                           (23,231,504)
                                                                                                           -------------
                    Net cash used for financing activities                                                   (34,231,504)
                                                                                                           -------------

Cash:               Net decrease in cash                                                                        (138,937)
                    Cash at beginning of period                                                                  302,155
                                                                                                           -------------
                    Cash at end of period                                                                  $     163,218
                                                                                                           =============

Cash Flow           Cash paid for interest                                                                 $   4,780,440
                                                                                                           =============


                    See Notes to Financial Statements.



Senior High Income Portfolio, Inc.
August 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                      For the
                                                                        Six                                   For the
The following per share data and ratios have been derived              Months                                   Year
from information provided in the financial statements.                 Ended          For the Year Ended       Ended
                                                                      Aug. 31,           February 28,         Feb. 29,
Increase (Decrease) in Net Asset Value:                                 1999++    1999++   1998++     1997++    1996++
Per Share           Net asset value, beginning of period              $   8.40   $   9.37  $   9.22  $   9.21   $   8.94
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .44        .87       .92       .89        .92
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.38)      (.95)      .14       .04        .27
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .06       (.08)     1.06       .93       1.19
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.43)      (.89)     (.91)     (.92)      (.92)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   8.03   $   8.40  $   9.37  $   9.22   $   9.21
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 7.4375   $  8.125  $ 10.125  $   9.50   $   9.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                    .89%+++   (.87%)   11.95%    10.80%     14.14%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on market price per share                     (3.40%)+++(11.26%)   17.41%    13.67%     18.82%
                                                                      ========   ========  ========  ========   ========

Ratios to           Expenses, excluding interest expense                  .93%*      .90%      .83%      .75%       .92%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             3.14%*     2.99%     2.66%     1.84%      2.92%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              10.33%*     9.87%     9.98%     9.45%     10.14%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of borrowings (in thousands)               $188,000   $199,000  $181,200  $ 81,000   $ 47,000
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                  $184,364   $174,240  $149,166  $ 82,384   $ 68,473
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the period                       $   4.09   $   3.26  $   2.85  $   2.13   $   2.68
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $432,574   $452,559  $496,477  $477,170   $236,136
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  24.27%     68.52%    58.60%    98.51%     50.76%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregrate total investment return.

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate loans will be valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Advisor can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Senior High Income Portfolio, Inc.
August 31, 1999


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the six months ended August 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, $1,196 for security price quotations to compute the net asset value of the Fund.



Senior High Income Portfolio, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 1999 were $152,211,056 and $166,997,492, respectively.

Net realized losses for the six months ended August 31, 1999 and net unrealized losses as of August 31, 1999 were as follows:


                                    Realized     Unrealized
                                     Losses        Losses

Long-term investments             $(7,438,522)  $(41,505,682)
                                  -----------   ------------
Total                             $(7,438,522)  $(41,505,682)
                                  ===========   ============


As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $41,505,682, of which $3,899,598 related to appreciated securities and $45,405,280 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $654,258,973.

4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 1999 remained constant and for the year ended February 28, 1999 increased by 909,410 as a result of dividend reinvestment.

5. Unfunded Corporate Loans:
As of August 31, 1999, the Fund had unfunded loan commitments of $7,570,020, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                     Unfunded
                                    Commitment
Borrower                          (in thousands)

Arena Brands, Inc.                    $1,085
Dal Tile International, Inc.           1,283
Metro Goldwyn Mayer Co.                  202
Patriot American                       5,000



6. Short-Term Borrowings:
On April 29, 1999, the Fund extended its one-year credit agreement with a syndicate of banks led by The Bank of New York. The agreement is a $245,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .55%, and/or the Eurodollar rate plus .55%. For the six months ended August 31, 1999, the average amount borrowed was approximately $184,364,130, and the daily weighted average interest rate was 5.41%. For the six months ended August 31, 1999, facility and commitment fees aggregated $201,522.

7. Capital Loss Carryforward:
At February 28, 1999, the Fund had a net capital loss carryforward of approximately $24,172,000, of which $7,098,000 expires in 2003, $12,057,000 expires in 2004, $734,000 expires in 2005 and $4,283,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:
On September 8, 1999, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.074162 per share, payable on September 30, 1999 to shareholders of record as of September 22, 1999.



Senior High Income Portfolio, Inc.
August 31, 1999


PORTFOLIO INFORMATION


As of August 31, 1999

Quality Ratings                Percent of
S&P/Moody's              Long-Term Investments

BBB/Baa                            1.6%
BB/Ba                             25.5
B/B                               54.9
CCC/Caa                            1.6
CC/Ca                              0.6
NR (Not Rated)                    15.8


Breakdown of Investments       Percent of
by Country                Long-Term Investments

United States                     87.6%
Canada                             5.5
United Kingdom                     3.2
Greece                             0.9
Mexico                             0.7
Argentina                          0.5
Sweden                             0.5
Australia                          0.4
Poland                             0.3
Brazil                             0.2
Belgium                            0.1
Netherlands                        0.1


                                        Percent of
Ten Largest Holdings                   Total Assets

Starwood Hotels & Resorts                  2.4%
Riverwood International, Inc.              1.9
Omnipoint Communications Corp.             1.7
Lyondell Petrochemical Co.                 1.6
UCARInternational, Inc.                    1.4
Allied Waste North America, Inc.           1.3
VoiceStream PCS                            1.2
Host Marriott Travel Plaza                 1.2
Tembec Finance Corporation                 1.0
Wheeling-Pittsburg Steel Corp.             0.9


                                        Percent of
Five Largest Industries                Total Assets

Wireless Telecommunications                6.5%
Metals & Mining                            5.6
Energy                                     5.2
Chemicals                                  5.2
Hotels & Motels                            4.9



Senior High Income Portfolio, Inc.
August 31, 1999



YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Portfolio could be adversely affected if the computer systems used by the Portfolio's management or other Portfolio service providers do not properly address this problem before January 1, 2000. The Portfolio's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Portfolio's other service providers have told the Portfolio's management that they also expect to resolve the Year 2000 Problem, and the Portfolio's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Portfolio could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Portfolio invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.



Senior High Income Portfolio, Inc.
August 31, 1999



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol
ARK